Press Release                            405 Lancaster Avenue
                                   Greer, South Carolina 29650
                                                (864) 879-1000


Contact:  Fred T. Grant, Jr.            For Immediate Release
          Senior Vice President - Finance    April 21, 2004


       RYAN'S ANNOUNCES RECORD FIRST QUARTER 2004 RESULTS
                     ______________________

     GREER,  SOUTH CAROLINA - - Ryan's Family Steak Houses,  Inc.

(NASDAQ:RYAN) today reported that its first quarter 2004  results reflected  new first quarter records for sales, net earnings  and earnings per share (diluted).

     First  quarter  restaurant sales were $211,657,000  in  2004

compared  to  $193,192,000 for the first quarter  of  2003.   Net

earnings   for  the  quarter  increased  by  27%,  amounting   to

$15,360,000 in 2004 and $12,098,000 in 2003.  Earnings per  share

(diluted) increased by 25% to 35 cents in 2004 from 28  cents  in

2003.

     Commenting on the quarter, Charles D. Way, President and CEO of  the Company, said, "Our restaurants showed strong sales gains during the first quarter with same-store sales up 4.8%.  Our Fire

Mountain conversions continued to perform very well with  average same-store  sales gains in excess of 15% during the quarter,  and we  believe  that  our local marketing program  continues  to  be effective  in  attracting new customers to experience  our  great food and service.  We converted one restaurant during the quarter to  our  new  lower-cost conversion design  and  have  been  very pleased with its sales results.  Our current plans call for seven of these conversions during the second quarter."

     Costs   were  very  well  controlled  during  the   quarter.

Although  we  experienced higher beef, natural  gas  and  various performance-based bonus costs, the leveraging effect from  higher unit  sales  volumes  completely offset  these  higher  expenses,

resulting in lower cost of sales (down 1.4% of sales) and  higher net  earnings  (up 1.0% of sales) margins.  Our effective  income tax  rate  for the quarter benefited from certain federal  income tax  credit  hiring  programs, such as the Work  Opportunity  Tax

Credit program, and from lower state income tax expense, but will gradually increase relative to 2003 during subsequent quarters if these  tax credit hiring programs are not re-enacted by the  U.S.

Congress."

     We  are very grateful to all of our 23,000 hard-working team members for these excellent first quarter results.  Their efforts in  providing great dining experiences to our customers every day are truly the key to our success."

     At  March 31, 2004, the Company owned and operated  335  and was franchiser of 14 restaurants.

     In  connection  with this press release, members  of  Ryan's executive  management  will be holding  a  conference  call  with

investment  analysts  today at 4:00 p.m.  EDT.   The  public  can

listen to a live webcast of this call by logging on to the web at either  www.ryansinc.com or www.prnewswire.com and following  the appropriate links.

     Certain matters discussed in this press release are forward-

looking  statements within the meaning of the federal  securities laws  and are subject to uncertainties and risks, including,  but not  limited to, general economic conditions, including  consumer

confidence   levels;  competition;  developments  affecting   the

public's  perception  of  buffet-style restaurants;  real  estate availability;  food  and  labor  supply  costs;  food  and  labor availability; an adverse food safety event; weather fluctuations;

interest  rate  fluctuations; stock market conditions;  political environment  (including acts of terrorism and  wars);  and  other such  risks described from time to time in the Company's  reports filed with the Securities and Exchange Commission.

                RYAN'S FAMILY STEAK HOUSES, INC.

               CONSOLIDATED STATEMENTS OF EARNINGS

                           (Unaudited)


                                       Quarter Ended
                                 March 31,       April 2,
                                    2004           2003
Restaurant sales                 $211,657,000     193,192,000

Cost of sales:
 Food and beverage                 72,500,000      68,005,000
 Payroll and benefits (1)          66,870,000      60,948,000
 Depreciation                       8,557,000       7,948,000
 Other restaurant expenses         28,812,000      27,212,000
     Total cost of sales          176,739,000     164,113,000

General and administrative
   expenses (1)                    10,322,000       9,062,000
Interest expense                    2,685,000       2,406,000
Royalties from franchised
   restaurants                       (363,000)       (403,000)
Other income, net                    (928,000)       (949,000)
Earnings before income taxes       23,202,000      18,963,000
Income taxes                        7,842,000       6,865,000

     Net earnings                 $15,360,000      12,098,000

Net earnings per common share:
 Basic                             $      .37             .28
 Diluted                                  .35             .28

Weighted-average shares:
 Basic                             42,081,000      42,483,000
 Diluted                           43,910,000      43,707,000

(1)  Certain  2003  incentive  bonus  amounts  for   store
     management   and  hourly  team  members   have   been
     reclassified to store-level payroll and benefits from
     general and administrative expenses to conform to the
     2004   presentation.    These   costs   amounted   to
     $1,603,000  in  2004  and  $752,000  in  2003.   This
     reclassification does not change either net earnings or shareholders' equity for 2003.

                RYAN'S FAMILY STEAK HOUSES, INC.

                   CONSOLIDATED BALANCE SHEETS


                                  March 31,  December 31,
                                     2004        2003
ASSETS                           (Unaudited)
Current assets:
 Cash and cash equivalents     $22,395,000    8,617,000
 Receivables                     4,568,000    4,293,000
 Inventories                     6,406,000    5,648,000
 Prepaid expenses                1,305,000    1,758,000
 Deferred income taxes           5,150,000    5,150,000
  Total current assets          39,824,000   25,466,000
Property and equipment:
 Land and improvements         157,504,000  154,528,000
 Buildings                     458,434,000  449,561,000
 Equipment                     257,926,000  252,611,000
 Construction in progress       21,178,000   25,789,000
                               895,042,000  882,489,000
 Less accumulated depreciation 271,289,000  264,339,000
  Net property and equipment   623,753,000  618,150,000
Other assets                     8,307,000    8,073,000
  Total assets                $671,884,000  651,689,000

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
 Accounts payable                8,548,000    6,580,000
 Current portion of long-term
    debt                        34,750,000       -
 Income taxes payable            7,283,000    1,288,000
 Accrued liabilities            44,074,000   42,590,000
  Total current liabilities     94,655,000   50,458,000
Long-term debt                 156,250,000  196,000,000
Deferred income taxes           43,019,000   42,824,000
Other long-term liabilities      5,694,000    5,467,000
  Total liabilities            299,618,000  294,749,000

Shareholders' equity:
 Common stock of $1.00 par
   value; authorized 100,000,000
   shares; issued 42,057,000 shares
   in 2004 and 41,843,000
   shares in 2003               42,057,000   41,843,000
 Additional paid-in capital      1,462,000    1,412,000
 Retained earnings             328,747,000  313,685,000
  Total shareholders' equity   372,266,000  356,940,000
Commitments and contingencies
  Total liabilities and
    shareholders' equity      $671,884,000  651,689,000

                RYAN'S FAMILY STEAK HOUSES, INC.

              CONSOLIDATED STATEMENTS OF CASH FLOWS
                           (Unaudited)


                                     Three Months Ended
                                  March 31,      April 2,
                                     2004          2003
Cash flows from operating
  activities:
 Net earnings                     $15,360,000  12,098,000
 Adjustments to reconcile net
   earnings to net cash provided
   by operating activities:
     Depreciation and amortization  9,020,000   8,364,000
   Loss (gain) on sale of property
     and equipment                    657,000    (556,000)
   Tax benefit from exercise
    of stock options                1,462,000      62,000
   Deferred income taxes              195,000      69,000
   Decrease (increase) in:
     Receivables                     (275,000)     16,000
     Inventories                     (758,000)   (345,000)
     Prepaid expenses                 453,000      34,000
     Income taxes receivable           -        2,739,000
     Other assets                    (289,000)   (550,000)
   Increase (decrease) in:
     Accounts payable               1,968,000   3,049,000
     Income taxes payable           5,995,000   3,634,000
     Accrued liabilities            1,484,000  (1,214,000)
     Other long-term liabilities      227,000     387,000
Net cash provided by operating
  activities                       35,499,000  27,787,000

Cash flows from investing
  activities:
 Proceeds from sale of property
   and equipment                    1,657,000   2,493,000
 Capital expenditures             (16,882,000)(18,471,000)
Net cash used in investing
   activities                     (15,225,000)(15,978,000)

Cash flows from financing activities:
 Net proceeds from (repayment of)
  revolving credit facility        (5,000,000) 10,000,000
 Proceeds from stock options
   exercised                        3,014,000     502,000
 Purchase of common stock          (4,510,000) (7,084,000)
Net cash provided by (used in)
  financing activities
                                   (6,496,000)  3,418,000
Net increase in cash and cash
   equivalents                     13,778,000  15,227,000

Cash and cash equivalents -
   beginning of period              8,617,000   2,654,000

Cash and cash equivalents -
  end of period                   $22,395,000  17,881,000

Supplemental disclosures
Cash paid during period for:
  Interest, net of amount
   capitalized                    $ 4,459,000   4,477,000
  Income taxes                        190,000     362,000